Federated Bond Fund
(A Portfolio of Federated Investment Series Funds, Inc.)
Class A Shares
Class B Shares
Class C Shares
Class F Shares

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Supplement to current prospectus dated January 31, 2005.

      Under the section entitled "What are the Fund's Fees and Expenses?" please delete the fee table and the example in their entirety and replace with the following:"


FEDERATED BOND FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares.



Shareholder Fees                                                    Class A        Class B        Class C    Class F
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a               4.50%          None           1.00%      1.00%
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, as applicable)       0.00%          5.50%          1.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
(and other Distributions) (as a percentage of offering price)        None           None           None        None
Redemption Fee (as a percentage of amount redeemed, if               None           None           None        None
applicable)
Exchange Fee                                                         None           None           None        None

Annual Fund Operating Expenses (Before Waivers)(1)
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee(2)                                                   0.7500%        0.7500%        0.7500%    0.7500%
Distribution (12b-1) Fee                                          0.2500%(3)       0.7500%        0.7500%      None
Other Expenses(4)                                                   0.4941%        0.4982%        0.4877%    0.4913%
Total Annual Fund Operating Expenses                                1.4941%      1.9982%(5)       1.9877%    1.2413%

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1    The  percentages  shown are based on  anticipated  expenses  for the entire fiscal year ending November 30, 2006.  However,  the rate at which expenses are  accrued  during  the  fiscal  year  may  not be  constant,  and at any
     particular   point,  may  be  greater  or  less  than  the  stated  average percentage.  Although not obligated to do so (except as discussed in note 2 with respect to management fees), the Adviser,  distributor and shareholder services  provider expect to waive certain  amounts.  These are shown below along with the net  expenses  the Fund  expects to pay for the fiscal  year ending November 30, 2006.

   Total Waivers of Fund Expenses                                 0.4942%        0.1983%        0.1983%    0.2114%
  Total Actual Annual Fund Operating Expenses (after              0.9999%        1.7999%        1.7894%    1.0299%
  anticipated waivers ) (6)

2 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.5557% effective January 1, 2006 and may not be increased until after December 31, 2010. As a separate matter, beginning January 1, 2006, although not obligated to do so, the Adviser will waive the amount, if any, by which the Fund's aggregate annual operating expenses for Class A Shares, Class B Shares, Class C Shares and Class F Shares exceed 0.9949%, 1.7949%,
     1.7949%, and 1.0249, respectively.

3    The Fund has no present  intentions of paying or accruing the  distribution
     (12b-1) fee for Class A Shares during the fiscal year ending November 30, 2006.

4    Includes a shareholder services/account administration fee which is used to
     compensate    intermediaries   for   shareholder    services   or   account
     administrative  services.  Also includes a record keeping fee which is used
     to  compensate   intermediaries  for  recordkeeping  services.  Please  see
     "Payments to Financial  Intermediaries"  herein.  The shareholder  services provider expects to waive a portion of its fee for Class A Shares and Class
     F Shares.  This voluntary waiver can be terminated at any time. Total other operating  expenses  paid by the  Fund's  Class A Shares and Class F Shares
     (after the  anticipated  voluntary  waivers) are expected to be 0.4482% and
     0.4782 %, respectively, for the fiscal year ending November 30, 2006.

5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

6    The Total Actual  Operating  Expenses  (after  waivers)  paid by the Fund's
     Class A Shares,  Class B  Shares,  Class C Shares  and Class F Shares  were
     1.0553%,  1.8545%, 1.8543% and 1.0846%,  respectively,  for the fiscal year ended November 30, 2005.




EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B, Class C and Class F Shares with the cost of investing in other mutual funds.
  The Example assumes that you invest $10,000 in the Fund's Class A, Class B,
Class C and Class F Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B, Class C and Class F Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class                    1 Year       3 Years      5 Years      10 Years
Class A
Expenses assuming               $595         $901        $1,229        $2,154
redemption
Expenses assuming no            $595         $901        $1,229        $2,154
redemption
Class B
Expenses assuming               $753        $1,027       $1,277        $2,196
redemption
Expenses assuming no            $203         $627        $1,077        $2,196
redemption
Class C
Expenses assuming               $400         $717        $1,161        $2,391
redemption
Expenses assuming no            $300         $717        $1,161        $2,391
redemption
Class F
Expenses assuming               $325         $590         $775         $1,586
redemption
Expenses assuming no            $225         $490         $775         $1,586
redemption

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

                                                      January 13, 2006



   Federated Securities Corp., Distributor

Cusip 31420F103
Cusip 31420F202
Cusip 31420F301
Cusip 31420F400